                                  COMMON STOCK

                                     PROXY

                     COMMUNICATION INTELLIGENCE CORPORATION
                         275 SHORELINE DRIVE, SUITE 500
                        REDWOOD SHORES, CALIFORNIA 94065

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                    MEETING OF STOCKHOLDERS ON JUNE 1, 1998.

    The undersigned does hereby appoint Guido DiGregorio, Philip S. Sassower and
James Dao, and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated below, all the shares of Common Stock of Communication Intelligence Corporation (the "Company") held of record by the undersigned on April 8, 1998 (the "Record Date") in connection with the proposals presented at the Company's Annual Meeting of Stockholders to be held on June 1, 1998 at the Hotel Sofitel, 223 Twin Dolphin
Drive, Redwood Shores, California 94065, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated April 29, 1998, hereby revoking all proxies heretofore given with respect to such shares.

1.   ELECTION OF           FOR all nominees listed below   WITHHOLD AUTHORITY
     DIRECTORS:            / /                             / /
                           (EXCEPT AS MARKED TO THE        TO VOTE FOR ALL
                           CONTRARY BELOW)                 NOMINEES LISTED
                                                           BELOW
      (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

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
           MICHAEL A. BRAUN       GUIDO DIGREGORIO JESS    PHILIP S. SASSOWER       JEFFREY STEINER
           JAMES DAO              M. RAVICH                                         CHIEN BOR (C.B.) SUNG

2.   PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF DESIGNATIONS RELATING TO
     ITS FIRST SERIES OF 5% CUMULATIVE CONVERTIBLE PREFERRED STOCK TO MODIFY
     THE DIVIDEND AND LIQUIDATION RIGHTS.

                           FOR  / /                           AGAINST  / /                           ABSTAIN  / /

3.   PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF
     INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                           FOR  / /                           AGAINST  / /                           ABSTAIN  / /

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
4.   PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE
     COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1998.

                           FOR  / /                           AGAINST  / /                           ABSTAIN  / /

5. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting.

    The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxies, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4. The undersigned hereby acknowledges receipt of the Company's Notice of Annual Meeting of Stockholders to be held on June 1, 1998, the Company's Proxy Statement dated April 29, 1998 (and the accompanying proxy), and the Company's 1997 Annual Report to Stockholders.

Dated:
----------------------------------------,
1998
                                          --------------------------------------
                                                       (Signature)

                                          --------------------------------------
                                              (Additional signature, if held
                                                         jointly)

                                          --------------------------------------
                                                  (Title, if applicable)
                                          Please date and sign exactly as your
                                          name appears hereon. If your shares
                                          are held as joint tenants, both must
                                          sign. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian or in any similar capacity,
                                          please give full title as such. If a
                                          corporation, please sign in full
                                          corporate name by president or other
                                          authorized officer, giving title. If a
                                          partnership, please sign in
                                          partnership name by an authorized
                                          person.

                                          PLEASE COMPLETE, DATE, SIGN AND RETURN
                                          THE PROXY CARD PROMPTLY USING THE
                                          ENCLOSED ENVELOPE.